EXHIBIT 99.4






                                 WRITTEN CONSENT



We hereby consent to the quotation and summarization in the Prospectus constituting part of the Registration Statement on Form SB-2, of our opinion dated September 27, 2002.




                                    /s/ CBIZ Valuation Counselors, Inc.
                                    ------------------------------------------
                                        CBIZ Valuation Counselors, Inc.
Atlanta, GA
December 18, 2002


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